UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  001-16133              06-1245881
   (State or other jurisdiction    (Commission File        (IRS Employer
         of incorporation)            Number)            Identification No.)


           1100 Summer Street, Stamford, StateConnecticut          06905
             (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     Delcath Systems, Inc. (the "Company") reported on October 9, 2006, it entered into a Settlement Agreement dated as of October 8, 2006 with Laddcap Value Partners LP, a Delaware limited partnership; Laddcap Value Advisors LLC, a Delaware limited liability company; Laddcap Value Associates LLC, a Delaware limited liability company; affiliates of the foregoing; and Mr. Robert B. Ladd (the "Settlement Agreement"). The Settlement Agreement is filed as Exhibit 10.1 hereto.

     Details regarding the terms and conditions of the Settlement Agreement are contained in the press release of the Company dated October 9, 2006, and filed with this Current Report on Form 8-K as Exhibit 99, which is incorporated herein by this reference.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) In accordance with the Settlement Agreement, on October 11, 2006, the Company's Board of Directors (the "Board") elected Robert B. Ladd as a Class I Director of the Company to serve until the 2007 Annual Meeting of Stockholders. This election was made pursuant to the Settlement Agreement described in the press release of the Company dated October 9, 2006, and filed with this Current Report on Form 8-K as Exhibit 99, which is incorporated herein by this reference.

     The Board has not yet determined the Committees of the Board to which Mr. Ladd will be appointed.

     (e) Not applicable.



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Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

    Exhibit                        Description

     10.1 Settlement Agreement, dated as of October 8, 2006, by and between Delcath Systems, Inc., Laddcap Value Partners LP, Laddcap Value Advisors LLC, Laddcap Value Associates LLC, any affiliates of any of the foregoing, and Robert B. Ladd.

     10.2      Delcath Systems, Inc. Change in Control Arrangement for
               Directors.

     99        Press Release dated October 9, 2006 of Delcath Systems, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DELCATH SYSTEMS, INC.

                                             By:     /s/ M. S. KOLY
                                                -----------------------
                                                  M. S. Koly
                                                  President and Chief Executive
                                                  Officer


Date: October 12, 2006



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                                 EXHIBIT INDEX


    Exhibit                        Description

     10.1 Settlement Agreement, dated as of October 8, 2006, by and between Delcath Systems, Inc., Laddcap Value Partners LP, Laddcap Value Advisors LLC, Laddcap Value Associates LLC, any affiliates of any of the foregoing, and Robert B. Ladd.

     10.2      Delcath Systems, Inc. Change in Control Arrangement for
               Directors.

     99        Press Release dated October 9, 2006 of Delcath Systems, Inc.